================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       SEPTEMBER 15, 2004 (JULY 2, 2004)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)


             TEXAS                      333-100125               71-0897614
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1620
              (Registrant's telephone number, including area code)

              1323 NORTH STEMMONS FREEWAY, SUITE 212, DALLAS, TEXAS
                                      75207
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Short-Term Opportunity Fund I LP (the "Partnership") hereby amends its Current Report on Form 8-K dated July 16, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Quorum Property, located in Addison, Texas, as described in such Current Report.

        After reasonable inquiry, the Partnership is not aware of any material factors relating to the Quorum Property that would cause the reported financial information not to be necessarily indicative of future operating results.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page

        (a)     Financial Statements of Businesses Acquired.

                Report of Independent Auditors.................................3

                Statement of Revenues and Certain Expenses for the year
                ended December 31, 2003 and the six month periods ended
                June 30, 2004 and 2003.........................................4

                Notes to the Statement of Revenues and Certain Expenses .......5

        (b)     Pro Forma Financial Information.

                Unaudited Pro Forma Consolidated Financial Information.........7

                Unaudited Pro Forma Consolidated Balance Sheet as of
                June 30, 2004..................................................8

                Unaudited Pro Forma Consolidated Statement of Operations
                for the six months ended June 30, 2004.........................9

                Unaudited Pro Forma Consolidated Statement of Operations
                for the year ended December 31, 2003 .........................10

                Unaudited Notes to Pro Forma Consolidated Statements of
                Operations....................................................11

        (c)     Exhibits.

                None

To the Partners of
  Behringer Harvard Short-Term Opportunity Fund I, LP:

We have audited the accompanying statement of Revenues and Certain Expenses of Quorum Property (the "Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Quorum Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP

Dallas, Texas
September 7, 2004


QUORUM PROPERTY
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTH PERIODS ENDED JUNE 30, 2004 AND 2003
--------------------------------------------------------------------------------------------------------------------------

                                                                                 Six Months Ended         Six Months Ended
                                                             Year Ended            June 30, 2004           June 30, 2003
                                                          December 31, 2003         (unaudited)            (unaudited)
                                                        --------------------   --------------------   --------------------
Revenues:
    Rental income                                        $        1,358,330      $         563,849     $          676,039
    Other income                                                    116,857                 50,840                 71,380
                                                        --------------------   --------------------  ---------------------

        Total revenues                                            1,475,187                614,689                747,419
                                                        --------------------   --------------------  ---------------------

Expenses:
    Maintenance and service contracts                               180,660                 95,734                103,945
    Utilities                                                       208,918                123,802                 99,230
    Management fees                                                  43,828                 18,701                 25,655
    Administrative                                                   59,316                 59,528                 31,096
    Property taxes and insurance                                    197,153                 94,073                142,599
    Repairs and maintenance                                          95,120                 35,001                 40,992
    Salaries                                                        148,512                126,191                 78,725
    Bad debt                                                        219,164                      -                126,912
    Leasing expense                                                  34,871                 26,916                 16,182
                                                        --------------------   --------------------  ---------------------

        Total expenses                                            1,187,542                579,946                665,336
                                                        --------------------   --------------------  ---------------------

Revenues in excess of certain expenses                    $         287,645      $          34,743     $           82,083
                                                        --------------------   --------------------  ---------------------





                            The accompanying notes are an integral part of this statement.

                                                            4

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        On July 2, 2004, Behringer Harvard Short-Term Opportunity Fund I LP, (the "Partnership") acquired a seven story office building (the "Quorum Property"), containing approximately 133,799 rental square feet (unaudited), parking garage and nine-lane drive thru bank facility, located on approximately 3.9 acres of land (unaudited) (the "Quorum Property"). The Quorum Property is located in Addison, Texas, a suburb of Dallas, Texas. The contract purchase price of the Quorum Property was $9,100,000, excluding closing costs. The Statement of Revenues and Certain Expenses presents the operations of the Quorum Property for the year ended December 31, 2003.

        The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Partnership. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        The minimum future rentals of tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

        2004                                                      $  1,148,654
        2005                                                         1,231,094
        2006                                                         1,239,732
        2007                                                         1,048,854
        2008                                                           701,416
        Thereafter                                                   1,910,967
                                                                ---------------
             Total                                                $  7,280,717
                                                                ===============

3.      MAJOR TENANTS

        The following presents rental revenue from tenants who individually represent more than 10% of the Quorum Property's total rental revenue for the year ended December 31, 2003:

                                                                     2003
                                                               ----------------

        Application Builders                                       $   189,235
        Chase Bank                                                     250,716
        Parkway Professional                                           139,270
        Quarry Integrated                                              142,778


4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2004 AND 2003

        The statements for the six-month periods ended June 30, 2004 and 2003 are unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statements for the interim period have been included. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year for the operation of the Property.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On July 2, 2004, the Partnership acquired a seven-story office building containing approximately 133,799 rentable square feet, parking garage and nine-lane drive-thru bank facility, located on approximately 3.9 acres of land (the "Quorum Property"). The Quorum Property is located in Addison, Texas, a suburb of Dallas, Texas. The purchase price of the Quorum Property was approximately $9,600,000. The Partnership used an advance of $4,550,000 on a loan amount of up to $7,000,000 (the "Loan") with First American Bank, SSB (the "Lender") to pay a portion of the purchase price and paid the remaining amount from cash on hand.

        In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transaction have been made.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004

        The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Partnership had acquired the Quorum Property as of June 30, 2004. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Operations of the Partnership and the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Partnership completed the above transactions on June 30, 2004, nor does it purport to represent the future financial position of the Partnership.

                                                              HISTORICAL
                                                              AMOUNTS AS
                                                               REPORTED           PRO FORMA                 PRO FORMA
                                                                  (a)            ADJUSTMENTS                  TOTAL
                                                           ------------------  -----------------        ------------------
ASSETS
       Land                                                 $      2,913,451    $     2,196,698  (b)     $      5,110,149
       Buildings, net                                              6,207,964          6,660,281  (b)           12,868,245
       Real estate intangibles, net                                1,466,863            693,422  (b)            2,160,285
                                                           ------------------  -----------------        ------------------
       Total real estate                                          10,588,278          9,550,401                20,138,679

       Cash and cash equivalents                                  12,197,722         (4,760,565) (b)            7,349,088
                                                                                        (88,069) (c)
       Restricted cash                                             2,257,099                                    2,257,099
       Accounts receivable                                            28,450                                       28,450
       Prepaid expenses and other assets                             565,323                230  (b)              565,553
       Deferred financing fees                                       229,965             88,069  (c)              318,034
                                                           ------------------  -----------------        ------------------
TOTAL ASSETS                                                $     25,866,837    $     4,790,066          $     30,656,903
                                                           ==================  =================        ==================

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
       Accounts payable                                     $          8,788    $             -          $          8,788
       Payables to affiliates                                          6,473                  -                     6,473
       Distributions payable                                          47,775                                       47,775
       Accrued liabilities                                           402,926            240,066  (b)              642,992
       Subscriptions for limited partnership units                 2,257,096                  -                 2,257,096
       Mortgage payable                                            6,000,000          4,550,000  (b)           10,550,000
                                                           ------------------  -----------------        ------------------
TOTAL LIABILITIES                                                  8,723,058          4,790,066                13,513,124

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
       Limited partners - 11,000,000 units authorized;
          2,024,140 units issued and outstanding                  17,143,300                  -                17,143,300
       General partners                                                  479                  -                       479
                                                           ------------------  -----------------        ------------------
TOTAL PARTNERS' CAPITAL                                           17,143,779                  -                17,143,779
                                                           ------------------  -----------------        ------------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL                     $     25,866,837    $     4,790,066          $     30,656,903
                                                           ==================  =================        ==================

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Quorum Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the quarter ended June 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                         SIX MONTHS         PRIOR ACQUISITION      STATEMENT OF
                                     ENDED JUNE 30, 2004        PRO FORMA          REVENUES AND                        PRO FORMA
                                         AS REPORTED           ADJUSTMENTS       CERTAIN EXPENSES    PRO FORMA      SIX MONTHS ENDED
                                             (a)                   (b)                 (c)          ADJUSTMENTS      JUNE 30, 2004
                                    ---------------------  -------------------  ------------------  ------------   -----------------
REVENUE
     Rental revenue                   $         584,060     $        186,205      $      563,849     $       -        $  1,332,761
                                                                     (13,254)                  -        11,901 (d)
     Other income                                     -               31,782              50,840             -              82,622
                                      -----------------     ----------------      --------------     ---------        ------------
TOTAL REVENUES                                  584,060              204,733             614,689        11,901           1,415,383

EXPENSES
     Property operating
       expenses                                 177,828               71,831             292,387             -             542,046
     Property repairs and
       maintenance                               11,083                8,572             130,735             -             150,390
     Ground rent                                117,633               38,187                   -             -             155,820
     Real estate taxes                           90,544               29,492              78,595             -             198,631
     Property and asset
       management fees                           45,759                7,921              18,701       (18,701)(e)         111,984
                                                                       6,767                   -        27,661 (f)
                                                                           -                   -        23,876 (g)
     General and administrative                 126,346                    -              59,528             -             185,874
     Interest Expense                           154,224               48,033                   -       107,700 (h)         309,957
     Depreciation and amortization              236,258               70,878                   -       227,106 (i)         534,242
                                      -----------------     ----------------      --------------     ---------        ------------
TOTAL EXPENSES                                  959,675              281,681             579,946       367,642           2,188,944

INTEREST INCOME                                  38,996                    -                   -             -              38,996
                                      -----------------     ----------------      --------------     ---------        ------------

NET INCOME (LOSS)                     $        (336,619)    $        (76,948)      $      34,743     $(355,741)       $   (734,565)
                                      =================     ================      ==============     =========        ============

ALLOCATION OF NET INCOME (LOSS):
Net income (loss) allocated to
  general partners                    $              (9)                                                              $        (21)
                                      =================                                                               ============

Net income (loss) allocated to
  limited partners                    $        (336,610)                                                              $   (734,545)
                                      =================                                                               ============

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING              1,376,478                                                137,718 (j)       1,514,196
                                      =================                                              =========        ============

NET INCOME (LOSS) PER LIMITED
  PARTNERSHIP UNIT                    $           (0.24)                                                              $      (0.49)
                                      =================                                                               ============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Quorum Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                        YEAR ENDED         PRIOR ACQUISITION      STATEMENT OF
                                     DECEMBER 31, 2003         PRO FORMA          REVENUES AND                        YEAR ENDED
                                         AS REPORTED           ADJUSTMENTS       CERTAIN EXPENSES    PRO FORMA     DECEMBER 31, 2003
                                             (a)                   (b)                 (c)          ADJUSTMENTS       PRO FORMA
                                    ---------------------  -------------------  ------------------  ------------   -----------------
REVENUE
     Rental revenue                   $               -     $      1,275,747      $    1,358,330     $  23,801 (d)    $  2,811,688
                                                                     153,810                   -             -
     Recoverable expenses                             -                    -             116,857             -             116,857
                                      -----------------     ----------------      --------------     ---------        ------------
TOTAL REVENUES                                        -            1,429,557           1,475,187        23,801           2,928,545

EXPENSES
     Property operating
        expenses                                      -              158,390             654,006             -             812,396
     Property repairs and
        maintenance                                   -              120,340             275,780             -             396,120
     Ground rent                                      -              305,496                   -             -             305,496
     Real estate taxes                                -              224,850             154,612             -             379,462
     Property and asset
        management fees                               -               67,795              43,828       (43,828)(e)         236,066
                                                                      54,136                            66,383 (f)
                                                                                                        47,752 (g)
     General and administrative                 112,789               92,400              59,316             -             264,505
     Interest Expense                                 -              351,040                   -       221,752 (h)         572,792
     Depreciation and amortization                    -              567,020                   -       454,212 (i)       1,021,232
                                      -----------------     ----------------      --------------     ---------        ------------
TOTAL EXPENSES                                  112,789            1,941,467           1,187,542       746,271           3,988,069

OTHER INCOME                                      3,608                    -                   -             -               3,608
                                      -----------------     ----------------      --------------     ---------        ------------

NET INCOME (LOSS)                      $       (109,181)     $      (511,910)      $     287,645     $(722,470)        $(1,055,916)
                                      =================     ================      ==============     =========        ============

ALLOCATION OF NET INCOME (LOSS):
Net income (loss) allocated to
  general partners                     $            (12)                                                               $       (45)
                                      =================                                                               ============

Net income (loss) allocated to
  limited partners                     $       (109,169)                                                               $(1,055,871)
                                      =================                                                               ============

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                 92,143                                              1,257,310 (j)       1,349,453
                                      =================                                              =========        ============

NET INCOME (LOSS) PER LIMITED
  PARTNERSHIP UNIT                     $          (1.18)                                                               $     (0.78)
                                      =================                                                               ============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
    UNAUDITED NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

a.      Reflects the Partnership's historical balance sheet as of June 30, 2004.

b. Reflects the acquisition of the Quorum Property by the Partnership for $9,310,565 including the funding of prepaid assets of $230 and assumed current liabilities and tenant's security deposits of $240,066. The acquisition was funded with $4,760,565 of cash from the Partnership's public offering, $4,550,000 of debt and the acquisition of $240,066 of current liabilities and tenant's security deposits. The Partnership allocated its purchase price to the following tangible and intangible assets and estimated the following remaining useful lives as follows:

                                                                               WEIGHTED AVERAGE
                       DESCRIPTION                        ALLOCATION        ESTIMATED USEFUL LIFE
        Land                                           $     2,196,698                 -
        Building                                             6,660,281             25 years
        Above/below market leases, net                         (75,370)            3.2 years
        Tenant improvements, leasing commissions
           & legal fees                                        163,465             3.2 years
        In-place leases                                        320,984             3.2 years
        Tenant relationships                                   284,343             8.2 years
        Other assets                                               230                 -
        Other liabilities                                     (240,066)                -
                                                       ----------------
                                                       $     9,310,565
                                                       ================

        The Partnership allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

        The Partnership determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Partnership as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

        The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and tenant relationships based on management's evaluation of the specific characteristics of each tenant's lease and the Partnership's overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions and the costs to execute similar leases. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

        The Partnership amortizes the value of in-place leases, in-place tenant improvements and in-place tenant leasing commissions to expense over the initial term of the respective leases. The value of tenant relationship intangibles are amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

        Amounts allocated to land are derived from appraisals. Amounts allocated to buildings are calculated and recorded as if the building was vacant upon purchase which was calculated as replacement cost less depreciation. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

c.      Reflects financing costs incurred in connection with obtaining the debt.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
       UNAUDITED NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

a. Reflects the historical operations of the Partnership for the six months ended June 30, 2004.

b. Reflects the pro-forma revenues and expenses for the Woodall Property for the period January 1, 2004 through February 11, 2004, the date of acquisition.

c. Reflects the revenues and expenses of the Quorum Property for the year ended June 30, 2004.

d. Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 38 months.

e. Reflects the reversal of historical property and asset management fees for the Quorum Property.

f. Reflects the property management fees associated with the current management of the Quorum Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

g. Reflects asset management fees associated with the Quorum Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

h. Represents interest expense associated with the $4,550,000 of long-term debt obtained in connection with the purchase of the Quorum Property and amortization of deferred financing costs. The long-term debt bears an interest rate of the prime rate of interest as listed by THE WALL STREET JOURNAL (4% at June 30, 2004), with a floor of 4% per annum and requires monthly interest payments beginning August 1, 2004. Principal and interest (in arrears) are due and payable beginning August 1, 2006 and matures in 2007. The deferred financing costs in the amount of $88,069 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

i. Reflects depreciation and amortization of the Quorum Property using the straight-line method over the estimated useful lives of the assets and liabilities

j. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Quorum Property and the Woodall Property. The adjustment is computed as follows:

        Cash needed to acquire the Quorum Property                          $   4,760,565
        Cash needed to acquire the Woodall Property                             7,114,625
                                                                            -------------
                                                                            $  11,875,190
                                                                            =============

        Net cash received from each limited partnership unit issued         $        8.80 (1)
                                                                            =============

        Limited Partnership units needed to purchase Quorum and
        Woodall Properties                                                      1,349,453
        Plus weighted average of actual outstanding units at
        June 30, 2004 in excess of 1,349,453                                      164,743
        Less historical weighted average units outstanding at
        June 30, 2004                                                          (1,376,478)
                                                                            -------------
                                                                                  137,718
                                                                            =============

        (1)Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003.

b. Reflects the pro-forma revenues and expenses for the Woodall Rodgers Property as reported on form 8-K/A dated April 26, 2004.

c. Reflects the revenues and expenses of the Quorum Property for the year ended December 31, 2003.

d. Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 38 months.

e. Reflects the reversal of historical property and asset management fees for the Quorum Property.

f. Reflects the property management fees associated with the current management of the Quorum Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

g. Reflects asset management fees associated with the Quorum Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

h. Represents interest expense associated with the $4,550,000 of long-term debt obtained in connection with the purchase of the Quorum Property and amortization of deferred financing costs. The long-term debt bears an interest rate of the prime rate of interest as listed by THE WALL STREET JOURNAL (4% at December 31, 2004), with a floor of 4% per annum and requires monthly interest payments beginning August 1, 2004. Principal and interest (in arrears) are due and payable beginning August 1, 2006 and matures in 2007. The deferred financing costs in the amount of $88,069 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

i. Reflects depreciation and amortization of the Quorum Property using the straight-line method over the estimated useful lives of the assets and liabilities.

j. Reflects the acceptance as of January 1, 2003 of 1,349,453 subscriptions needed to purchase the Quorum property and prior acquisitions during the current year.


        Cash needed to acquire the Quorum Property                          $   4,760,565
        Cash needed to acquire the Woodall Property                             7,114,625
                                                                            -------------
                                                                            $  11,875,190
                                                                            =============

        Net cash received from each limited partnership unit issued         $        8.80 (1)
                                                                            =============

        Limited Partnership units needed to purchase Quorum and
        Woodall Properties                                                      1,349,453
        Less historical weighted average units
        outstanding at December 31, 2003                                          (92,143)
                                                                            -------------
                                                                                1,257,310
                                                                            =============

        (1)Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Behringer Harvard Short-Term
                                           Opportunity Fund I LP



                                           By: Behringer Harvard Advisors II LP
                                                    Co-General Partner



        ated: September 15, 2004           By: /s/ Gary S. Bresky
                                              ----------------------------------
                                           Gary S. Bresky
                                           Chief Financial Officer and Treasurer






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